Exhibit 99.1

DIRECTORS RESOLUTIONS

OF

Bylog Group Corp.

(the “Company”)

WHEREAS:

A.	Dmitrii Iaroshenko has consented to step down as an officer and as a Member of the Board of Directors of the Company.

B.	ZHOU DEHANG has consented to act as the new President, CEO, CFO, Treasurer, Secretary and Chairman of the Board of Directors of the Company.

BE IT RESOLVED THAT:

C.	Dmitrii Iaroshenko stepped down as an officer and as a Member of the Board of Directors of the Company.

D.	ZHOU DEHANG, has consented to act as the new President, CEO, CFO, Treasurer, Secretary and Chairman of the Board of Directors of the Company.

Effective date: July 9, 2018

/s/ Dmitrii Iaroshenko
Dmitrii Iaroshenko

/s/ ZHOU DEHANG
ZHOU DEHANG